Exhibit 99.1

Shutterstock Reports Second Quarter 2026 Financial Results

New York, NY - August 4, 2026 - Shutterstock, Inc. (NYSE: SSTK) (the “Company”), a family of brands delivering scalable creative and GenAI solutions to help customers fuel great work, today announced financial results for the second quarter ended June 30, 2026.

Commenting on the Company’s performance, Rik Powell, the Company’s Interim Chief Executive Officer and Chief Financial Officer, said, “Following the termination of our proposed merger, we have moved quickly to strengthen our balance sheet, reduce our cost structure, and sharpen our focus on the areas with the greatest potential and are approaching every aspect of the business with discipline and urgency. We have taken significant cost actions over the past 18 months that equate to over $70 million of annualized run-rate operating expense reductions and are targeting an additional $60 million in annualized run-rate operating expense reductions by the end of the year. These actions will give us greater optionality in our capital allocation strategy.”

He continued, “While we recognize the challenges in front of us, Shutterstock remains a company with meaningful strategic assets, including a globally recognized brand, one of the world’s largest and most diverse commercially licensed content libraries, a differentiated Data and AI Services business, our unique GIPHY platform, and strong cash generation. Together, these strengths provide a solid foundation as we refine our long-term strategy and position the business for its next phase of growth which we look forward to discussing in the coming weeks.”

EARNINGS TELECONFERENCE INFORMATION

In light of the pending strategic update, the Company will no longer be hosting the conference call originally scheduled for August 6, 2026 or issuing guidance for the remainder of 2026.

Second Quarter 2026 highlights as compared to Second Quarter 2025:

Financial Highlights

•	Revenues were $221.8 million compared to $267.0 million.
•	Net loss was $155.9 million compared to net income of $29.4 million.
◦	Net loss includes a $163.4 million non-cash, after-tax goodwill impairment charge.
•	Net loss per diluted common share was $4.25 compared to net income per diluted common share of $0.82.
•	Adjusted net income was $30.0 million compared to $42.9 million.
•	Adjusted net income per diluted common share was $0.82 compared to $1.19.
•	Adjusted EBITDA was $65.1 million compared to $82.2 million.

SECOND QUARTER RESULTS

Revenue

Second quarter revenue of $221.8 million decreased by $45.2 million or 17% as compared to the second quarter of 2025.

Revenue from our Content product offering decreased by $34.1 million, or 17%, as compared to the second quarter of 2025, to $165.7 million. The reduction in our Content revenue was driven primarily by weakness in new customer acquisition. Content revenue represented 75% of our total revenue in the second quarter of 2026.

Revenue generated from our Data, Distribution, and Services product offering decreased by $11.1 million, or 16%, as compared to the second quarter of 2025, to $56.1 million, and represented 25% of second quarter revenue in 2026. Revenue recognition in our data offering may vary from quarter-to-quarter based on the delivery timing of metadata licenses.

Net income and net income per diluted common share

Net income decreased by $185.4 million to a net loss of $155.9 million in the second quarter of 2026, compared to net income of $29.4 million for the second quarter of 2025. Net loss per diluted common share was $4.25, as compared to net income per diluted common share of $0.82 for the same period in 2025. In the second quarter of 2026, the Company recorded a non-cash goodwill impairment charge of $173.7 million resulting from the decline in the Company’s fair value after the announcement of the terminated merger agreement. Additionally, the Company had further declines in revenue, with operating costs not declining at a similar rate, as well as $3.0 million of unrealized losses related to our investment in Meitu, Inc, $3.7 million of Merger related costs, $5.0 million of legal contingency expenses and $3.0 million of workforce optimizations expenses.

Adjusted net income and adjusted net income per diluted common share

Adjusted net income of $30.0 million in the second quarter of 2026 decreased by $12.9 million, compared to adjusted net income of $42.9 million for the second quarter of 2025, primarily due to the decline in revenue.

Adjusted net income per diluted common share was $0.82, compared to $1.19 for the second quarter of 2025.

Adjusted EBITDA

Adjusted EBITDA of $65.1 million for the second quarter of 2026 decreased by $17.1 million, or 21%, as compared to the second quarter of 2025, primarily due to the decline in revenue.

Net loss margin of 70.3% for the second quarter of 2026 decreased by 81.3%, as compared to net income margin of 11.0% in the second quarter of 2025. The adjusted EBITDA margin of 29.3% for the second quarter of 2026 decreased by 1.5%, as compared to 30.8% in the second quarter of 2025.

SECOND QUARTER LIQUIDITY

Our cash and cash equivalents decreased by $29.3 million to $133.2 million at June 30, 2026, as compared with $162.5 million as of March 31, 2026. This was driven by $0.6 million of net cash used in operating activities, including a $35.0 million payment for the settlement of the FTC’s civil investigative demand on the Company’s subscription disclosure and enrollment and cancellation practices. In addition, the Company had $18.5 million of net cash used in financing activities and $10.1 million of net cash used in investing activities.

Net cash for operating activities was driven by the $35.0 million payment to the FTC. This was offset by cash generation from our business operations and changes in the timing of cash collections from our customers and payments pertaining to operating expenses. In addition, cash flows for the three months ended June 30, 2026 were unfavorably impacted by $3.0 million of expenses related to the Getty Images proposed merger.

Cash used in investing activities for the three months ended June 30, 2026 consisted of $10.1 million related to capital expenditures, $0.1 million of content acquisition, partially offset by $0.1 million related to the receipt of the Giphy Retention Compensation, as reimbursed by the Giphy seller.

Cash used in financing activities for the three months ended June 30, 2026 consisted of $13.2 million related to the payment of the quarterly cash dividend, $4.5 million paid in settlement of tax withholding obligations related to employee stock-based compensation awards, and $0.8 million used for the repayment of our credit facility.

Adjusted free cash flow was $28.5 million for the second quarter of 2026, an increase of $11.0 million from the second quarter of 2025.

KEY OPERATING METRICS

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025[5]

Subscribers (end of period)(1)	951,000	1,073,000	951,000	1,073,000
Subscriber revenue (in millions)(2)	$99.8	$108.0	$203.6	$217.9
Average revenue per customer (last twelve months)(3)	$292	$266	$292	$266
Paid downloads (in millions)(4)	98.7	112.6	202.8	233.5
_____________________________________________________

Subscribers, Subscriber Revenue and Average Revenue Per Customer from acquisitions are included in these metrics beginning twelve months after the closing of the respective business combination. Accordingly, the metrics include Subscribers, Subscriber revenue, and Average revenue per customer from Backgrid beginning February 2025. 2025 metrics include the counts and revenues from Envato, which was acquired in July 2024.

(1) Subscribers is defined as those customers who purchase one or more of our monthly recurring products for a continuous period of at least three months, measured as of the end of the reporting period.

(2) Subscriber revenue is defined as the revenue generated from subscribers during the period.

(3) Average revenue per customer is calculated by dividing total revenue for the last twelve-month period by customers. Customers is defined as total active, paying customers that contributed to total revenue over the last twelve-month period.

(4) Paid downloads is the number of downloads that our customers make in a given period of our content. Paid downloads exclude content related to our Studios business, downloads of content that are offered to customers for no charge, including our free trials and metadata delivered through our data deal offering.

NON-GAAP FINANCIAL MEASURES

To supplement Shutterstock’s consolidated financial statements presented in accordance with the accounting principles generally accepted in the United States, or GAAP, Shutterstock’s management considers certain financial measures that are not prepared in accordance with GAAP, collectively referred to as non-GAAP financial measures, including adjusted EBITDA, adjusted EBITDA margin, adjusted net income, adjusted net income per diluted share, revenue growth (including by distribution channel) on a constant currency basis (expressed as a percentage), and adjusted free cash flow.

Shutterstock defines adjusted EBITDA as net income adjusted for depreciation and amortization, non-cash equity-based compensation, Giphy Retention Compensation Expense - non-recurring, foreign currency transaction gains and losses, severance costs associated with strategic workforce optimizations, goodwill impairment, impairment loss on long-term investment, impairment of lease assets, unrealized losses / gains on investments, legal contingencies, interest income and expense, income taxes and Merger related costs; adjusted EBITDA margin as the ratio of adjusted EBITDA to revenue; adjusted net income as net income adjusted for the impact of non-cash equity-based compensation, amortization of acquisition-related intangible assets, Giphy Retention Compensation Expense - non-recurring, severance costs associated with strategic workforce optimizations (reported in Other), unrealized losses / gains on investments (reported in Other), goodwill impairment, impairment loss on long-term investment, legal contingencies, Merger related costs and the estimated tax impact of such adjustments; adjusted net income per diluted common share as adjusted net income divided by weighted average diluted shares; revenue growth (including by product offering) on a constant currency basis (expressed as a percentage) as the increase in current period revenues over prior period revenues, utilizing fixed exchange rates for translating foreign currency revenues for all periods presented in the comparison; and adjusted free cash flow as net cash provided by operating activities, adjusted for capital expenditures, content acquisition, cash received related to Giphy Retention Compensation in connection with the acquisition of Giphy, cash paid for the settlement of the FTC investigation, and cash paid for costs related to the Getty Images merger.

The expense associated with the Giphy Retention Compensation related to (i) the one-time employment inducement bonuses and (ii) the vesting of the cash value of unvested Meta equity awards held by the employees prior to closing, which are reflected in operating expenses (together, the “Giphy Retention Compensation Expense - non-recurring”), are required payments in accordance with the terms of the acquisition. Meta’s sale of Giphy was directed by the United Kingdom Competition and Markets Authority (the “CMA”) and accordingly, the terms of the acquisition were subject to CMA preapproval. Management considers the operating expense associated with these required payments to be unusual and non-recurring in nature. The Giphy Retention Compensation Expense - non-recurring is not considered an ongoing expense necessary to operate the Company’s business. Therefore, such expenses have been included in the below adjustments for calculating adjusted EBITDA, adjusted EBITDA margin, adjusted net income and adjusted net income per diluted common share.

These figures have not been calculated in accordance with GAAP and should be considered only in addition to results prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, GAAP results. Shutterstock cautions investors that non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly-titled measures presented by other companies.

Shutterstock’s management believes that adjusted EBITDA, adjusted EBITDA margin, adjusted net income, adjusted net income per diluted common share, revenue growth (including by product offering) on a constant currency basis (expressed as a percentage) and adjusted free cash flow are useful to investors because these measures enable investors to analyze Shutterstock’s operating results on the same basis as that used by management. Additionally, management believes that adjusted EBITDA, adjusted EBITDA margin, adjusted net income and adjusted net income per diluted common share provide useful information to investors about the performance of the Company’s overall business because such measures eliminate the effects of unusual or other infrequent charges that are not directly attributable to Shutterstock’s underlying operating performance; and revenue growth (including by product offering) on a constant currency basis (expressed as a percentage) provides useful information to investors by eliminating the effect of foreign currency fluctuations that are not directly attributable to Shutterstock’s operating performance. Management also believes that providing these non-GAAP financial measures enhances the comparability for investors in assessing Shutterstock’s financial reporting. Shutterstock’s management believes that adjusted free cash flow is useful for investors because it provides them with an important perspective on the cash available for strategic measures, after making necessary capital investments in internal-use software and website development costs to support the Company’s ongoing business operations, and provides them with the same measures that management uses as the basis for making resource allocation decisions.

Shutterstock’s management also uses the non-GAAP financial measures adjusted EBITDA, adjusted EBITDA margin, adjusted net income, adjusted net income per diluted common share, revenue growth (including by product offering) on a constant currency basis (expressed as a percentage), and adjusted free cash flow, in conjunction with GAAP financial measures, as an integral part of managing the business and to, among other things: (i) monitor and evaluate the performance of Shutterstock’s business operations, financial performance and overall liquidity; (ii) facilitate management’s internal comparisons of the historical operating performance of its business operations; (iii) facilitate management’s external comparisons of the results of its overall business to the historical operating performance of other companies that may have different capital structures and debt levels; (iv) review and assess the operating performance of Shutterstock’s management team and, together with other operational objectives, as a measure in evaluating employee compensation; (v) analyze and evaluate financial and strategic planning decisions regarding future operating investments; and (vi) plan for and prepare future annual operating budgets and determine appropriate levels of operating investments.

Reconciliations of the differences between each of our non-GAAP financial measures (adjusted EBITDA, adjusted EBITDA margin, adjusted net income, adjusted net income per diluted common share, revenue growth (including by product offering) on a constant currency basis (expressed as a percentage), adjusted free cash flow), and each measure’s most directly comparable financial measure calculated and presented in accordance with GAAP, are presented under the headings “Reconciliation of Non-GAAP Financial Information to GAAP” and “Supplemental Financial Data” immediately following the Consolidated Balance Sheets.

ABOUT SHUTTERSTOCK

Shutterstock is in the business of turning ideas into impact. Powered by a global network of millions of creators and our cutting-edge technology, we provide businesses, creatives, and brand leaders with the essential, universal ingredients to make their work more effective. Shutterstock offers access to one of the world’s largest and most diverse collections of high-quality licensable assets, specialized training datasets, evaluation tools, and end-to-end strategic partnerships for the full model training lifecycle, as well as advertising and distribution solutions, exclusive editorial content, and full-service studio production—delivering unparalleled resources to fuel great work.

Discover our impact at www.shutterstock.com and connect with us on LinkedIn, Instagram, X, Facebook and YouTube.

FORWARD-LOOKING STATEMENTS

The statements in this press release, and any related oral statements, include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than historical facts, are forward-looking statements. Forward-looking statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, financings or otherwise, based on current beliefs and involve numerous risks and uncertainties that could cause actual results to differ materially from expectations. Forward-looking statements speak only as of the date they are made or as of the dates indicated in the statements and should not be relied upon as predictions of future events, as there can be no assurance that the events or circumstances reflected in these statements will be achieved or will occur or the timing thereof. Forward-looking statements can often, but not always, be identified by the use of forward-looking terminology including “believes,” “expects,” “may,” “will,” “should,” “could,” “might,” “seeks,” “intends,” “plans,” “pro forma,” “estimates,” “anticipates,” “designed,” or the negative of these words and phrases, other variations of these words and phrases or comparable terminology, but not all forward-looking statements include such identifying words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary. The forward-looking statements in this press release relate to, among other things, statements regarding industry prospects, future business, future results of operations or financial condition, future dividends, future stock performance, our ability to consummate acquisitions and integrate the businesses we have acquired or may acquire into our existing operations, new or planned features, products or services, management strategies, our ability to offer premier Data Licensing and AI Services, and our competitive position. Important factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include, among others, the risks discussed under the caption “Risk Factors” in Shutterstock’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, subsequent Quarterly Reports on Form 10-Q and other filings with the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward looking statements. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Shutterstock does not assume, and hereby disclaims, any obligation to update forward-looking statements, except as may be required by law.

Investor Relations Contact	Press Contact
Scott Grossman	Lori Rodney
ir@shutterstock.com	press@shutterstock.com
917-563-4991

Shutterstock, Inc.
Consolidated Statements of Operations
(In thousands, except for per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenue	$221,801	$266,990	$420,971	$509,610

Operating expenses:
Cost of revenue	93,787	105,994	188,575	206,882
Sales and marketing	48,008	57,077	96,354	110,436
Product development	17,574	20,754	36,979	40,619
General and administrative	43,930	48,434	111,515	106,741
Goodwill impairment	173,738	—	173,738	—
Total operating expenses	377,037	232,259	607,161	464,678
(Loss) / income from operations	(155,236)	34,731	(186,190)	44,932
Interest expense	(3,833)	(4,224)	(7,593)	(8,522)
Other (expense) / income, net	(1,862)	12,624	(16,523)	27,139
(Loss) / income before income taxes	(160,931)	43,131	(210,306)	63,549
(Benefit) / provision for income taxes	(4,992)	13,691	(6,798)	15,421
Net (loss) / income	$(155,939)	$29,440	$(203,508)	$48,128

(Losses) / earnings per share:
Basic	$(4.25)	$0.84	$(5.63)	$1.37
Diluted	$(4.25)	$0.82	$(5.63)	$1.35

Weighted average common shares outstanding:
Basic	36,703	35,257	36,126	35,075
Diluted	36,703	35,958	36,126	35,642

Shutterstock, Inc.
Consolidated Balance Sheets
(In thousands, except par value amount)
(unaudited)

	June 30, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$133,208	$178,244
Accounts receivable, net of allowance of $3,750 and $3,431	102,264	112,626
Prepaid expenses and other current assets	44,025	47,769
Total current assets	279,497	338,639
Property and equipment, net	61,237	62,553
Right-of-use assets	8,238	9,770
Intangible assets, net	192,073	215,673
Goodwill	400,025	574,614
Deferred tax assets, net	77,221	61,289
Other assets	73,986	93,398
Total assets	$1,092,277	$1,355,936

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$12,982	$13,898
Accrued expenses	104,227	129,952
Contributor royalties payable	98,292	94,163
Deferred revenue	198,444	212,984
Debt	158,112	158,110
Other current liabilities	14,719	19,295
Total current liabilities	586,776	628,402
Deferred tax liability, net	1,323	1,134
Long-term debt	115,157	116,639
Lease liabilities	13,518	17,247
Other non-current liabilities	11,843	11,476
Total liabilities	728,617	774,898
Commitments and contingencies
Stockholders’ equity:
Common stock, $0.01 par value; 200,000 shares authorized; 42,328 and 41,049 shares issued and 36,807 and 35,528 shares outstanding as of June 30, 2026 and December 31, 2025, respectively	422	410
Treasury stock, at cost; 5,521 shares as of June 30, 2026 and December 31, 2025	(269,804)	(269,804)
Additional paid-in capital	536,627	520,018
Accumulated other comprehensive loss	(9,249)	(4,754)
Retained earnings	105,664	335,168
Total stockholders’ equity	363,660	581,038
Total liabilities and stockholders’ equity	$1,092,277	$1,355,936

Shutterstock, Inc.
Consolidated Statements of Cash Flows
(In thousands, except par value amount)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss) / income	$(155,939)	$29,440	$(203,508)	$48,128
Adjustments to reconcile net (loss) / income to net cash (used in) / provided by operating activities:
Depreciation and amortization	22,416	22,611	45,120	45,282
Deferred taxes	(8,399)	974	(15,741)	(6,798)
Goodwill impairment	173,738	—	173,738	—
Non-cash equity-based compensation	12,536	15,625	25,908	33,509
Loss on impairment of long-term investment	—	5,000	—	5,000
Bad debt expense	214	367	319	960
Unrealized loss / (gain) on investments, net	2,963	(18,028)	18,268	(31,288)
Changes in operating assets and liabilities:
Accounts receivable	735	(39,056)	9,701	(55,674)
Prepaid expenses and other current and non-current assets	(3,759)	4,775	1,592	22,757
Accounts payable and other current and non-current liabilities	(37,972)	2,677	(29,386)	(14,587)
Contributor royalties payable	3,459	6,401	5,084	9,780
Deferred revenue	(9,371)	(3,950)	(13,104)	(4,986)
Net cash provided by operating activities	$621	$26,836	$17,991	$52,083

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(10,115)	(11,312)	(21,710)	(22,120)
Cash received related to Giphy Retention Compensation	109	369	477	861
Acquisition of content	(110)	(4,081)	(301)	(4,978)
Security deposit (payment) / release	(23)	59	249	38
Net cash used in investing activities	$(10,139)	$(14,965)	$(21,285)	$(26,199)

CASH FLOWS FROM FINANCING ACTIVITIES
Cash paid to settle employee taxes related to RSU vesting	(4,461)	(1,473)	(10,848)	(5,012)
Payment of cash dividends	(13,214)	(11,623)	(25,996)	(23,124)
Repayment of credit facility	(782)	(782)	(1,563)	(1,563)
Net cash used in financing activities	$(18,457)	$(13,878)	$(38,407)	$(29,699)

Effect of foreign exchange rate changes on cash	(1,333)	6,186	(3,335)	8,974
Net (decrease) / increase in cash and cash equivalents	(29,308)	4,179	(45,036)	5,159

Cash and cash equivalents, beginning of period	162,518	112,231	178,244	111,251
Cash and cash equivalents, end of period	$133,208	$116,410	$133,208	$116,410

Supplemental Disclosure of Cash Information:
Cash paid for income taxes	$6,934	$15,293	$7,678	$14,689
Cash paid for interest	3,518	4,106	7,288	8,465

Shutterstock, Inc.
Reconciliation of Non-GAAP Financial Information to GAAP
(In thousands, except per share information)
(unaudited)

Adjusted EBITDA, adjusted EBITDA margin, adjusted net income, adjusted net income per diluted share, revenue growth (including by distribution channel) on a constant currency basis (expressed as a percentage), and adjusted free cash flow are not financial measures prepared in accordance with United States generally accepted accounting principles (GAAP). Such non-GAAP financial measures should not be construed as alternatives to any other measures of performance determined in accordance with GAAP. Investors are cautioned that non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly-titled measures presented by other companies.

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net (loss) / income	$(155,939)	$29,440	$(203,508)	$48,128
Add / (less) Non-GAAP adjustments:
Non-cash equity-based compensation	12,536	15,625	25,908	33,509
Tax effect of non-cash equity-based compensation (1)	(2,946)	(3,672)	(6,088)	(7,875)
Acquisition-related amortization expense (2)	9,564	9,581	19,163	19,278
Tax effect of acquisition-related amortization expense (1)	(2,248)	(2,252)	(4,504)	(4,531)
Unrealized loss / (gain) on investment	2,963	(13,029)	18,268	(26,289)
Goodwill impairment	173,738	—	173,738	—
Tax effect of goodwill impairment(1)	(10,371)	—	(10,371)	—
Workforce optimization - severance	2,963	121	9,043	301
Tax effect of workforce optimization - severance(1)	(667)	(27)	(2,035)	(68)
Giphy retention compensation expense - non-recurring	—	438	649	1,005
Tax effect of Giphy retention compensation expense - non-recurring(1)	—	(103)	(153)	(236)
Merger related costs	3,680	8,710	6,535	20,571
Tax effect of merger related costs(1)	(828)	(1,960)	(1,470)	(4,629)
Legal contingency	5,000	—	33,000	—
Tax effect of legal contingency(1)	(7,425)	—	(7,425)	—
Adjusted net income	$30,020	$42,872	$50,750	$79,164

Net (loss) / income per diluted common share	$(4.25)	$0.82	$(5.63)	$1.35
Adjusted net income per diluted common share	$0.82	$1.19	$1.40	$2.22

Weighted average diluted shares	36,703	35,958	36,126	35,642
_____________________________________________________

(1)	Statutory tax rates are used to calculate the tax effect of the adjustments.
(2)
Of these amounts, $8.9 million and $8.9 million are included in cost of revenue for the three months ended June 30, 2026 and 2025, respectively. The remainder of acquisition-related amortization expense is included in general and administrative expense in the Statement of Operations.

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net (loss) / income	$(155,939)	$29,440	$(203,508)	$48,128
Add / (less) Non-GAAP adjustments:
Interest expense	3,833	4,224	7,593	8,522
Interest income	(479)	(1,077)	(1,280)	(2,012)
Provision for income taxes	(4,992)	13,691	(6,798)	15,421
Depreciation and amortization	22,416	22,611	45,120	45,282
EBITDA	$(135,161)	$68,889	$(158,873)	$115,341

Non-cash equity-based compensation	12,536	15,625	25,908	33,509
Giphy retention compensation expense - non-recurring	—	438	649	1,005
Merger related costs	3,680	8,710	6,535	20,571
Foreign currency loss / (gain)	(622)	1,482	(465)	1,162
Unrealized loss / (gain) on investment	2,963	(13,029)	18,268	(26,289)
Legal contingencies	5,000	—	33,000	—
Workforce optimization - severance	2,963	121	9,043	301
Goodwill impairment	173,738	—	173,738	—
Adjusted EBITDA	$65,097	$82,236	$107,803	$145,600

Revenue	$221,801	$266,990	$420,971	$509,610
Net (loss) / income margin	(70.3)%	11.0%	(48.3)%	9.4%
Adjusted EBITDA margin	29.3%	30.8%	25.6%	28.6%

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Reported revenue (in thousands)	$221,801	$266,990	$420,971	$509,610

Revenue (decline) /growth	(17)%	21%	(17)%	17%
Revenue (decline) / growth on a constant currency basis	(17)%	20%	(18)%	17%

Content reported revenue (in thousands)	$165,664	$199,796	$343,790	$402,684
Content revenue (decline) / growth	(17)%	18%	(15)%	17%
Content revenue (decline) / growth on a constant currency basis	(16)%	16%	(15)%	17%

Data, Distribution, and Services reported revenue (in thousands)	$56,137	$67,194	$77,181	$106,926
Data, Distribution, and Services revenue (decline) / growth	(16)%	34%	(28)%	18%
Data, Distribution, and Services revenue (decline) / growth on a constant currency basis	(19)%	35%	(30)%	18%

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Cash flow information:
Net cash provided by operating activities	$621	$26,836	$17,991	$52,083
Net cash used in investing activities	$(10,139)	$(14,965)	$(21,285)	$(26,199)
Net cash used in financing activities	$(18,457)	$(13,878)	$(38,407)	$(29,699)

Adjusted free cash flow:
Net cash provided by operating activities	$621	$26,836	$17,991	$52,083
Capital expenditures	(10,115)	(11,312)	(21,710)	(22,120)
Content acquisitions	(110)	(4,081)	(301)	(4,978)
Cash received related to Giphy Retention Compensation	109	369	477	861
Legal contingency settlement	35,000	—	35,000	—
Merger related costs	2,970	5,686	10,150	15,036
Adjusted Free Cash Flow	$28,475	$17,498	$41,607	$40,882

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Content	$165,664	$199,796	$343,790	$402,684
Data, Distribution, and Services	$56,137	$67,194	$77,181	$106,926
Total revenue	$221,801	$266,990	$420,971	$509,610

Shutterstock, Inc.
Supplemental Financial Data
(unaudited)

 Historical Operating Metrics

	Three Months Ended
	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24[5]

Subscribers (end of period, in thousands) (1)	951	993	1,032	1,060	1,073	1,079	459	470
Subscriber revenue (in millions) (2)	$99.8	$103.8	$104.7	$107.2	$108.0	$109.9	$75.7	$78.7

Average revenue per customer (last twelve months) (3)	$292	$284	$281	$279	$266	$244	$450	$446
Paid downloads (in millions) (4)	98.7	104.1	107.9	111.7	112.6	120.9	33.0	32.9

Subscribers, Subscriber Revenue and Average Revenue Per Customer from acquisitions are included in these metrics beginning twelve months after the closing of the respective business combination. Accordingly, the metrics include Subscribers, Subscriber revenue, and Average revenue per customer from Backgrid beginning February 2025. 2025 metrics include the counts and revenues from Envato, which was acquired in July 22, 2024.

(1) Subscribers is defined as those customers who purchase one or more of our monthly recurring products for a continuous period of at least three months, measured as of the end of the reporting period.

(2) Subscriber revenue is defined as the revenue generated from subscribers during the period.

(3) Average revenue per customer is calculated by dividing total revenue for the last twelve-month period by customers. Customers is defined as total active, paying customers that contributed to total revenue over the last twelve-month period.

(4) Paid downloads is the number of downloads that our customers make in a given period of our content. Paid downloads exclude content related to our Studios business, downloads of content that are offered to customers for no charge, including our free trials and metadata delivered through our data deal offering.

(5) Subscribers and Subscriber Revenue are presented as if Envato was acquired as of the beginning of the period presented. Average revenue per customer includes Envato historical results over the last twelve month period.

Equity-Based Compensation by expense category

	Three Months Ended
	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24

Cost of revenue	$270	$183	$558	$528	$532	$396	$505	$443
Sales and marketing	2,652	2,112	2,287	2,098	2,559	2,255	2,627	3,226
Product development	3,242	3,078	3,218	3,370	3,529	2,912	2,722	2,745
General and administrative	6,398	7,999	8,542	6,966	9,005	12,321	9,256	8,680
Total non-cash equity-based compensation	$12,562	$13,372	$14,605	$12,962	$15,625	$17,884	$15,110	$15,094

Depreciation and Amortization by expense category

	Three Months Ended
($ in thousands)	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24

Cost of revenue	$20,732	$20,898	$21,010	$21,028	$20,804	$20,742	$21,191	$19,653
General and administrative	1,684	1,806	1,725	1,849	1,807	1,929	2,096	1,991
Total depreciation and amortization	$22,416	$22,704	$22,735	$22,877	$22,611	$22,671	$23,287	$21,644